Exhibit 10.18

FIRST AMENDMENT

TO THE

EMPLOYMENT AGREEMENT

BY AND BETWEEN

TOPS MARKETS, LLC & RON FERRI

WHEREAS, Tops Markets, LLC (the “Company”) and Ron Ferri entered into an Employment Agreement (the “Agreement”), effective October 23, 2014; and

WHEREAS, the Company and Ron Ferri wish to amend the Agreement.

NOW, THEREFORE, the Agreement is amended in the following respect:

1. Effective January 1, 2015 (the “Effective Date”), Section 2 of the Agreement is hereby deleted and the following paragraph substituted in its place:

2. Compensation

In addition to your annual base salary as set by the Board of Directors of the Company (“Board”) from time to time (“Annual Base Salary”), for so long as you are employed by the Company, you will be eligible to receive an annual cash bonus (the “Annual Bonus”) in a target amount set by the Board from time to time, determined and payable under and in accordance with the General Manager Incentive Plan of the Company as in effect from time to time.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Agreement this 11th day of November, 2014.

TOPS MARKETS, LLC

By:	/s/ Frank Curci
Name:	Frank Curci
Title:	Chairman

Ron Ferri Ron Ferri